Putnam
High Yield
Trust



ANNUAL REPORT

August 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* Morningstar, an independent rating agency, awarded Putnam High Yield Trust's class A shares a five-star rating -- its highest -- as of September 30, 1997. Only 10% of income funds rated receive five stars.*

* According to Lipper Analytical Services, Putnam High Yield Trust's class A share's total return ranked 49 out of 171 high current yield funds for the year ended September 30, 1997, placing the fund in the top 29% in this category+.

   CONTENTS

 4 Report from Putnam Management

 8 Fund performance summary

13 Portfolio holdings

33 Financial statements

   *Morningstar ratings are subject to change every month and are calculated from a fund's 3-, 5-, and 10-year average annual returns in excess of 90-day Treasury bill returns,with appropriate sales charge adjustments and a risk factor that reflects performance compared to 90-day Treasury bill monthly returns. The 1-year rating is calculated using the same methodology, but it is not a component of the overall rating. For the 3-, 5-, and 10-year periods ended 9/30/97, there were 1309, 713 and 301 funds in the fixed-income category and the fund received 5 stars for each period. Past performance is not indicative of future results. Performance of other share classes will vary.

   +Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time, and do not reflect the effects of sales charges. For periods ended 9/30/97, class A, class B, and class M shares ranked 49, 72 and 58, respectively, out of 171 high current yield funds for 1-year performance; class A shares ranked 30 out of 65 funds for 5-year performance; and class B shares ranked 53 out of 104 for 3-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

In the nearly two decades that Putnam High Yield Trust has been investing in the securities from which it derives its name, your fund has amply and consistently demonstrated that the offerings within this universe have the potential to provide performance that belies their popular name of "junk bonds."

Indeed, judging by the fund's class A shares' lifetime annualized total return of 11.36% at net asset value,* one might be tempted to assert that one investor's junk is another's jewel. More to the point, however, is the amount of careful and intense research that goes into the selection of each fund holding. This painstaking selection process has resulted in a remarkably low incidence of defaults in the fund's portfolio over the years, a contributing factor in its splendid long-term record.

Of course, past performance can never be taken as a guarantee of future results, but you can be certain that Fund Manager Jennifer Leichter will continue to apply this time-tested strategy as the fund approaches the anniversary of its 20th year in early 1998.

Respectfully yours,

/S/George Putnam
George Putnam
Chairman of the Trustees
October 15, 1997

*From inception on 2/14/78 through 8/31/97, class A shares' annualized total return was 11.08% at public offering price. Performance of other share classes and over other periods is shown on page 8.



Report from the Fund Managers
Jennifer E. Leichter
Rosemary H. Thomsen

Low inflation, sustained economic growth, and a booming stock market provided fertile ground for high-yielding corporate bond performance over the past 12 months. In addition, investor demand remained brisk throughout the period -- more than enough to meet the steady supply of new issues coming to market.

We believe astute bond selection, particularly in the telecommunications sector, coupled with our avoidance of certain high-profile defaults, kept Putnam High Yield Trust ahead of the broader market. For the fiscal year ended August 31, 1997, the fund's class A shares provided a total return of 16.60% at net asset value; class B shares, 15.71%; and class M shares, 16.33%. This performance easily outdistanced the Lehman Brothers Corporate Bond Index and First Boston High Yield Bond Index, which returned 11.24% and 15.43%, respectively. For more information, including longer-term returns, please see pages 8 and 9.

* PERFORMANCE BUILT ON SOUND FUNDAMENTALS

With the exception of a temporary setback in the weeks leading up to the Federal Reserve Board's March increase in short-term interest rates, the high-yield sector has been on a steady upward climb this year. On the economic front, corporate profits and low inflation exceeded most expectations, helping fuel a robust stock market. Merger and acquisition activity was strong in many industries, including the broadcast and banking industries, further buttressing bond prices. And while a few bankruptcies caused some stirring in the market, the overall market's default rate remains quite low by historical standards.

A steady supply of new issues coming to market -- some $10 billion a month -- was easily absorbed in light of the constant demand from insurance companies, pension funds, and individual and foreign investors. The high-yielding corporate bond market grew by approximately $100 billion during the fund's fiscal year and market capitalization now totals approximately $400 billion.

When high-yield bonds are strongly in favor, the yield spread between investment-grade corporate bonds and high-yielding bonds narrows. During the year, this yield differential tightened substantially. We consider this understandable in light of market conditions. When economic conditions are favorable and bond investors' confidence is strong, investors are typically more comfortable with higher-risk investments such as lower-rated higher-yielding bonds.

* HIGH-YIELD BOND MARKET BECOMES LESS CYCLICAL, MORE GROWTH ORIENTED

During the past three years, the high-yield corporate bond universe has increasingly moved from a market in which cyclical companies predominated to a market of growth companies. In the past, the performance of lower-rated companies typically improved during periods of economic growth, enabling them to prosper and become eligible for credit upgrades by the rating agencies. As their businesses became more established, these stronger companies eventually sought financing from more traditional sources, such as banks and the stock market.

Today the high-yield market is witnessing the rise of noncyclical companies that require large upfront capital to build their infrastructure. This debt-intensive build-out phase takes place before the young companies have customers -- their future source of revenue. At this point in their growth cycle, the companies represent greater risk. Their bonds are priced accordingly, and their yields are higher to compensate investors for this risk. Once the infrastructure is in place, the companies begin to focus attention on expanding their customer base and their bottom line. As their businesses mature, the bond prices rise and yields decline, reflecting favorable investor sentiment.





[GRAPHIC WORM CHART OMITTED: HIGH-YIELD BONDS VERSUS OTHER CORPORATE SECURITIES]

(line graph -- bottom of page 5)

vertical axis: 0, 20, 40, 60, 80, 100%
horizontal axis: 1992, 1993, 1994, 1995, 1996, 1997

HIGH-YIELD BONDS VERSUS OTHER CORPORATE SECURITIES

8/31/91 through...         8/31/92     8/31/93     8/31/94     8/31/95     8/31/96     8/31/97
High-yield bonds            22.41%      41.72%      46.84%      66.23%      83.10%     111.35%

Investment-grade corporate
bonds                       15.15%      30.86%      27.66%      44.86%      50.34%      67.23%

Footnote reads:
This chart demonstrates that high-yield bonds, as represented by the First boston High Yield
Index, generally outperformed investment-grade corporate bonds, as represented by the Lehman
Brothers Corporate Bond Index. The chart shows cumulative returns. The lower credit rating of high-yield bonds reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities. This chart does not reflect the performance of
Putnam High Yield Trust.




[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Cable television             6.8%

Cellular\communications      6.5%

Oil and gas                  5.6%

Telecommunications           4.9%

Electric utilities           4.8%

Footnote reads:
Based on net assets as of 8/31/97. Holdings will vary over time.



* TELECOMMUNICATIONS, MEDIA, AND HEALTH CARE

Telecommunications companies, which make up one of the portfolio's largest industry sectors, are typical of this new breed of growth-oriented high-yield bond issuers. At the beginning of the fiscal year, many of the fund's telecom holdings were in the midst of launching personal communications systems in the major U.S. metropolitan markets. By the close of the period, however, the start-up phase had been successfully completed and efforts to build a subscriber base were well under way. Typical of these holdings, Nextel Communications (cellular communications), one of the portfolio's largest holdings, enjoyed an enormous rally in the price of its stock over the period as its future became more certain. As with all portfolio holdings, in-depth credit research is critical to determining the companies most likely to succeed within their market niches.

Cable and media is another up-front capital-intensive industry and includes companies in the United States and abroad. The fund has a sizable position in several cable companies in the United Kingdom that install lines into homes to provide telephone and/or cable service. Noncable media, which include radio and television broadcasting, represent another strong suit for the fund. As a result of the 1996 U.S. legislation that deregulated the telecommunications and broadcast industries, ownership restrictions within the largest metropolitan areas were eased. This was a turning point, making it possible for a single operator to own multiple stations. By spreading the cost of administration and sales across several stations, companies can reduce the cost of business and improve their profit margins. The deregulation has sparked a wave of merger and acquisition activity, favorably affecting the fund's positions in Capstar Broadcasting, Chancellor Radio Broadcasting Corp., SFX Broadcasting, and Telemedia Broadcasting Corp., which was sold shortly before the end of the period. While these and other holdings discussed here were viewed favorably as of August 31, 1997, there is no guarantee that the fund will hold these securities in the future.

Several holdings within the health-care universe also boosted performance. We have emphasized bonds of product-oriented companies -- manufacturers of knee and hip replacements, bandages, and stitches -- as well as those of nursing home operators. Responding to changing demographics, Integrated Health is constantly adding new nursing homes to meet the needs of an aging population.

* HIGH-YIELD MARKET STILL APPEARS REWARDING, BUT CAUTION IS WARRANTED

With the average high-yield bond yielding more than 8.50%,* it should come as no surprise that the sector continues to attract investor attention -- especially in light of the favorable economic climate. However, given the narrowed yield spread between higher-yielding corporate bonds and investment-grade securities, the market appears to be fairly valued, suggesting price appreciation may be less of a contributor to performance going forward. As another fiscal year unfolds, we remain vigilant for overlooked issues that offer the potential for income and capital appreciation in the months ahead.

*The yield on the Merrill Lynch High Yield Bond Index on 8/29/97 was 8.61%.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/97, there is no guarantee the fund will continue to hold these securities in the future. The fund invests in lower-rated securities. The lower rating reflects a greater possibility that adverse changes in an issuer's business or financial condition or in general economic conditions may impair the issuer's ability to pay principal and interest on the securities.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam High Yield Trust is designed for investors seeking high current income through a diversified portfolio of high-yielding lower-rated corporate bonds, with a secondary objective of capital growth when consistent with high current income.

TOTAL RETURN FOR PERIODS ENDED 8/31/97

                                Class A         Class B         Class M
(inception date)               (2/14/78)       (3/1/93)        (7/3/95)
                              NAV     POP     NAV    CDSC     NAV    POP
------------------------------------------------------------------------------
1 year                      16.60%  11.09%  15.71%  10.71%  16.33%  12.52%
------------------------------------------------------------------------------
5 years                     68.27   60.24   62.01   60.01   66.20   60.82
Annual average              10.97    9.89   10.13    9.86   10.69    9.97
------------------------------------------------------------------------------
10 years                   180.66  167.38  158.61  158.61  172.00  163.11
Annual average              10.87   10.33    9.97    9.97   10.52   10.16
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/97

                                              First Boston    Consumer
                                           High Yield Index  Price Index
---------------------------------------------------------------------------
1 year                                           15.43%         2.23%
---------------------------------------------------------------------------
5 years                                           72.66        14.12
Annual average                                    11.54         2.68
---------------------------------------------------------------------------
10 years                                         202.03        40.56
Annual average                                    11.69         3.46
---------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 4.75% for class A shares and 3.25% for class M shares. One-, five-, and ten-year (when available) and life-of-fund returns for class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declines to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.




[GRAPHIC MOUNTAIN CHART OMITTED: GROWTH OF A $10,000 INVESTMENT]

Cumulative total return of a $10,000 investment since 2/14/78

Starting value                                    (Insert ending total)
$9,525                Fund's class A shares at POP             $26,738
$10,000              First Boston High yield Index             $30,203
$10,000                   Consumer Price Index                 $14,056

Footnote reads:
Past performance is no assurance of future results. At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $25,861 and no contingent deferred sales charges would apply;
a $10,000 investment in the fund's class M shares would have been valued at $27,200 ($26,311 at public offering price). See first page of performance section for performance calculation method.



(plot points for 10-year total return mountain chart)

                                               First Boston High
Date/year            Fund at POP               Yield Index                CPI
8/31/87               9,525                     10,000                    10,000
8/31/88              10,312                     10,999                    10,402
8/31/89              11,186                     11,987                    10,892
8/31/90              10,338                     11,229                    11,504
8/31/91              12,660                     14,290                    11,941
8/31/92              15,889                     17,493                    12,317
8/31/93              18,193                     20,251                    12,659
8/31/94              18,640                     20,982                    13,026
8/31/95              20,645                     23,754                    13,367
8/31/96              22,931                     26,165                    13,752
8/31/97              26,738                     30,203                    14,056




PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/97

                                     Class A       Class B      Class M
-----------------------------------------------------------------------------
Distributions (number)                 12            12           12
-----------------------------------------------------------------------------
Income                               $1.142         $1.050        $1.112
-----------------------------------------------------------------------------
Capital gains                           --             --            --
-----------------------------------------------------------------------------
  Total                              $1.142         $1.050        $1.112
-----------------------------------------------------------------------------
Share value:                       NAV    POP        NAV       NAV     POP
-----------------------------------------------------------------------------
8/31/96                         $12.11   $12.71    $12.07    $12.10   $12.51
-----------------------------------------------------------------------------
8/31/97                          12.89    13.53     12.84     12.88    13.31
-----------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------------
Current dividend rate            10.05%    9.58%     9.35%     9.78%    9.47%
------------------------------------------------------------------------------
Current 30-day SEC yield2         8.41     8.01      7.68      8.17     7.90
------------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Based on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                           Class A         Class B         Class M
                         NAV     POP     NAV    CDSC     NAV     POP
-------------------------------------------------------------------------
1 year                 16.44%  10.90%  15.55%  10.55%  16.07%  12.27%
-------------------------------------------------------------------------
5 years                72.16   64.04   65.77   63.77   69.99   64.47
Annual average         11.48   10.41   10.64   10.37   11.19   10.46
-------------------------------------------------------------------------
10 years              194.11  180.17  170.96  170.96  185.10  175.89
Annual average         11.39   10.85   10.48   10.48   11.05   10.68
-------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See the first page of the performance section for performance calculation method.



TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

The First Boston High Yield Index* is a market-weighted index including publicly traded bonds having a rating below BBB by Standard & Poor's and Moody's.

The Lehman Brothers Corporate Bond Index* is an unmanaged list of publicly issued, fixed-rate non-convertible investment-grade domestic corporate debt securities frequently used as a general measure of the performance of fixed-income securities.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*The average quality of bonds included in these indexes will differ from the average quality of bonds in which the fund customarily invests, and securities held by the fund will differ from those in the indexes. Index performance reflects changes in market prices and reinvestment of all interest payments and do not take into account brokerage fees or taxes. It is not possible to invest directly in an index.

Report of independent accountants

For the fiscal year ended August 31, 1997

To the Trustees and Shareholders of
Putnam High Yield Trust

We have audited the accompanying statement of assets and liabilities of Putnam High Yield Trust, including the portfolio of investments owned, as of August 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam High Yield Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 16, 1997



Portfolio of investments owned
August 31, 1997


CORPORATE BONDS AND NOTES  (83.8%) *
PRINCIPAL AMOUNT                                                                                       VALUE

Advertising  (0.4%)
------------------------------------------------------------------------------------------------------------
$     8,210,000  Lamar Advertising Co. sr. sub. notes 9 5/8s, 2006                            $    8,641,025
      2,645,000  Outdoor Communications Inc. sr. sub. notes 9 1/4s, 2007                           2,618,550
      1,554,437  Outdoor Systems, Inc. notes Ser. C, FRN 8.906s, 2003                              1,554,437
      2,000,000  Outdoor Systems, Inc. sr. sub. notes 9 3/8s, 2006                                 2,085,000
      4,095,000  Universal Outdoor, Inc. sr. sub. notes 9 3/4s, 2006                               4,381,650
                                                                                              --------------
                                                                                                  19,280,662

Aerospace and Defense  (1.0%)
------------------------------------------------------------------------------------------------------------
      3,000,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                            3,300,000
      6,125,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                  6,507,813
      6,610,000  Burke Industries, Inc. 144A sr. notes 10s, 2007                                   6,659,575
      1,000,000  Howmet Corp. sr. sub. notes 10s, 2003                                             1,080,000
      5,150,000  L-3 Communications Corp. 144A sr. sub. notes 10 3/8s, 2007                        5,497,625
      5,450,000  Moog, Inc. sr. sub. notes Ser. B, 10s, 2006                                       5,722,500
        350,000  Sequa Corp. med. term notes 10s, 2001                                               361,988
      7,376,000  Sequa Corp. sr. sub. notes 9 3/8s, 2003                                           7,652,600
      5,935,000  Tracor, Inc. sr. sub. notes 8 1/2s, 2007                                          6,053,700
      3,750,000  Wyman-Gordon Co. sr. notes 10 3/4s, 2003                                          4,003,125
                                                                                              --------------
                                                                                                  46,838,926

Agriculture  (0.9%)
------------------------------------------------------------------------------------------------------------
     32,846,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                   Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                      25,291,420
     14,743,125  Premium Standard Farms, Inc. sr. secd. notes 11s, 2003 [2 DBL. DAGGERS]          16,364,869
                                                                                              --------------
                                                                                                  41,656,289

Airlines  (0.1%)
------------------------------------------------------------------------------------------------------------
      5,000,000  Continental Airlines, Inc. sr. notes 9 1/2s, 2001                                 5,262,500

Apparel  (0.9%)
------------------------------------------------------------------------------------------------------------
      2,820,000  GFSI, Inc. sr. sub. notes Ser. B, 9 5/8s, 2007                                    2,855,250
     15,400,000  Guess Jeans, Inc. sr. sub. notes 9 1/2s, 2003                                    15,862,000
     12,585,000  Sassco Fashions Ltd. sr. notes 12 3/4s, 2004                                     13,340,100
      5,850,000  William Carter Co. 144A sr. sub. notes 12s, 2008                                  6,259,500
                                                                                              --------------
                                                                                                  38,316,850

Automotive Parts  (1.3%)
------------------------------------------------------------------------------------------------------------
      4,699,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                             5,215,890
      5,775,000  Aftermarket Technology Corp. sr. sub. notes
                   Ser. D, 12s, 2004                                                               6,410,250
      7,905,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                        6,956,400
      3,025,000  Cambridge Industries Inc. 144A sr. sub. notes
                   10 1/4s, 2007                                                                   3,146,000
     10,700,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005
                   (In default) +                                                                  4,494,000
      4,720,000  Hayes Wheels International, Inc. 144A sr. sub. notes
                   9 1/8s, 2007                                                                    4,790,800
     16,655,000  Lear Corp. sub. notes 9 1/2s, 2006                                               18,153,950
      6,910,000  Safety Component International, Inc. 144A sr. sub. notes
                   10 1/8s, 2007                                                                   7,013,650
                                                                                              --------------
                                                                                                  56,180,940

Banks  (2.4%)
------------------------------------------------------------------------------------------------------------
      5,155,000  Albank Capital Trust 144A company guaranty
                   9.27s, 2027                                                                     5,283,360
      4,550,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                              4,527,250
     13,300,000  Consumers International 144A sr. notes 10 1/4s, 2005                             14,330,750
      6,020,000  Delta Financial Corp. sr. notes 9 1/2s, 2004                                      5,959,800
      7,425,000  Dime Capital Trust I bank guaranty Ser. A, 9.33s, 2027                            7,855,947
        600,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                   679,500
     10,480,000  First Nationwide Holdings sr. sub. notes 10 5/8s, 2003                           11,528,000
      1,780,000  First Nationwide Holdings sr. sub. notes 9 1/8s, 2003                             1,833,400
      9,120,000  Greenpoint Capital Trust I 144A company guaranty
                   9.1s, 2027                                                                      9,439,200
      6,620,000  Imperial Credit Capital Trust I 144A company
                   guaranty 10 1/4s, 2002                                                          6,636,550
      4,560,000  North Fork Capital Trust I company guaranty 8.7s, 2026                            4,669,258
      5,000,000  Onbank & Trust Co. company guaranty 9 1/4s, 2027                                  5,203,125
      6,900,000  Ocwen Federal Bank FSB sub. deb. 12s, 2005                                        7,641,750
      6,365,000  Peoples Heritage Capital Trust company guaranty
                   Ser. B, 9.06s, 2027                                                             6,591,753
      6,475,000  Provident Capital Trust company guaranty 8.6s, 2026                               6,497,015
      3,690,000  Riggs Capital Trust 144A bonds 8 5/8s, 2026                                       3,708,819
      5,400,000  Sovereign Capital Trust 144A company guaranty 9s, 2027                            5,502,600
      1,225,000  Webster Capital Trust I 144A bonds 9.36s, 2027                                    1,289,215
                                                                                              --------------
                                                                                                 109,177,292

Basic Industrial Products  (0.3%)
------------------------------------------------------------------------------------------------------------
      4,015,000  Astor Corp. 144A sr. sub. notes 10 1/2s, 2006                                     4,225,788
      4,250,000  Clark-Schwebel sr. notes 10 1/2s, 2006                                            4,611,250
      4,450,000  Roller Bearing Co. 144A sr. sub. notes 9 5/8s, 2007                               4,539,000
                                                                                              --------------
                                                                                                  13,376,038

Beverages  (0.2%)
------------------------------------------------------------------------------------------------------------
     10,520,000  Canandaigua Wine Co. sr. sub. notes Ser. C, 8 3/4s, 2003                         10,625,200

Broadcasting  (4.1%)
------------------------------------------------------------------------------------------------------------
      8,150,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                               8,537,125
      4,500,000  Azteca Holdings 144A sr. notes 11s, 2002                                          4,702,500
      9,815,000  Benedek Communications Corp. sr. disc. notes
                   stepped-coupon zero % (13 1/4s, 5/15/01), 2006 ++                               6,281,600
      5,165,000  Busse Broadcasting Corp. sr. notes 11 5/8s, 2000                                  5,513,638
     17,935,000  Capstar Broadcasting 144A sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 2/1/02), 2009 ++                                              11,837,100
      7,660,000  Capstar Broadcasting 144A sr. sub. notes 9 1/4s, 2007                             7,621,700
      3,800,000  Central European Media Enterprises Ltd. sr. notes
                   9 3/8s, 2004                                                                    3,809,500
      8,910,000  Chancellor Radio Broadcasting Corp. sr. sub. notes
                   9 3/8s, 2004                                                                    9,221,850
      6,914,690  Citadel Broadcasting Co. 144A sr. sub. notes 10 1/4s, 2007                        7,381,432
        925,000  Globo Communicacoes 144A company guaranty
                   10 1/2s, 2006 (Brazil)                                                            966,625
      9,760,000  Granite Broadcasting Corp. sr. sub. notes 10 3/8s, 2005                          10,028,400
      3,250,000  Granite Broadcasting Corp. sr. sub. notes 9 3/8s, 2005                            3,217,500
      3,650,000  Grupo Iusacell S.A. 144A sr. notes 10s, 2004 (Mexico)                             3,723,000
      5,125,000  Heritage Media Services Corp. sr. sub. notes 8 3/4s, 2006                         5,432,500
      7,950,000  Jacor Communications, Co. 144A company guaranty
                   8 3/4s, 2007                                                                    7,989,750
      4,065,000  Jacor Communications, Inc. company guaranty
                   9 3/4s, 2006                                                                    4,268,250
      8,395,000  Jacor Communications, Inc. sr. sub. notes 10 1/8s, 2006                           8,940,675
     16,125,000  Paxson Communications Corp. 144A sr. sub. notes
                   11 5/8s, 2002                                                                  17,656,875
      8,330,000  Pegasus Media & Communications notes
                   Ser. B, 12 1/2s, 2005                                                           9,246,300
      6,435,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                      6,177,600
      9,700,000  Radio One Inc. 144A sr. sub. notes stepped-coupon 7s,
                   (12s, 5/1/00), 2004 ++                                                          9,312,000
     21,550,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                      23,274,000
      4,650,000  Sinclair Broadcast Group, Inc. 144A sr. sub. notes 9s, 2007                       4,591,875
      3,010,000  TV Azteca Sa De Cv sr. notes Ser. B, 10 1/2s, 2007
                   (Mexico)                                                                        3,160,500
                                                                                              --------------
                                                                                                 182,892,295

Building Products  (0.9%)
------------------------------------------------------------------------------------------------------------
      7,480,000  Atrium Companies Inc. 144A sub. notes 10 1/2s, 2006                               7,741,800
      2,590,000  Building Materials Corp. sr. notes Ser. B, 8 5/8s, 2006                           2,687,125
      4,600,000  Congoleum Corp. sr. notes 9s, 2001                                                4,743,750
     10,675,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                         10,781,750
      7,250,000  Southdown, Inc. sr. sub. notes Ser. B, 10s, 2006                                  7,902,500
      9,105,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B,
                   zero % (12 3/4s, 6/1/99), 2004 ++                                               7,784,775
                                                                                              --------------
                                                                                                  41,641,700

Building and Construction  (1.3%)
------------------------------------------------------------------------------------------------------------
      3,650,000  Continental Homes Holding Corp. sr. notes 10s, 2006                               3,832,500
     15,300,000  GS Superhighway Holdings 144A sr. notes 10 1/4s, 2007                            15,338,250
      7,650,000  NVR, Inc. sr. notes 11s, 2003                                                     8,338,500
     10,500,000  Presley Cos. sr. notes 12 1/2s, 2001                                              9,765,000
     16,577,000  Terex Corp. sr. notes Ser. B, 13 1/4s, 2002                                      18,856,338
      1,725,000  Webb (Del E.) Corp. sr. sub. notes 9 3/4s, 2008                                   1,759,500
                                                                                              --------------
                                                                                                  57,890,088

Buses  (0.5%)
------------------------------------------------------------------------------------------------------------
     23,500,000  Consorcio/MCII Holdings sec. notes stepped-coupon
                   zero % (12s, 11/15/98), 2002 ++                                                21,326,250

Business Equipment and Services  (0.7%)
------------------------------------------------------------------------------------------------------------
      1,700,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                       1,700,000
      4,285,000  Outsourcing Solutions, Inc. sr. sub. notes Ser. B, 11s, 2006                      4,702,788
      7,515,000  Pierce Leahy Corp. sr. sub. notes 11 1/8s, 2006                                   8,454,375
     11,000,000  United Stationer Supply, Inc. sr. sub. notes 12 3/4s, 2005                       12,485,000
      2,000,000  Williams Scotsman Inc. 144A sr.notes 9 7/8s, 2007                                 2,015,000
                                                                                              --------------
                                                                                                  29,357,163

Cable Television  (6.8%)
------------------------------------------------------------------------------------------------------------
      6,665,000  Adelphia Communications Corp. sr. deb. 11 7/8s, 2004                              7,164,875
      5,653,357  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 [2 DBL. DAGGERS]             5,469,623
     34,985,000  Adelphia Communications Corp. 144A sr. notes
                   9 7/8s, 2007                                                                   34,897,538
      5,820,000  Antenna TV S.A. 144A sr. notes 9s, 2007 (Greece)                                  5,645,400
     14,600,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 8/15/00), 2005 ++                                              4,818,000
        285,000  American Telecasting, Inc. sr. disc. notes stepped-coupon
                   zero % (14 1/2s, 6/15/99), 2004 ++                                                 83,363
     16,370,000  Charter Communications International, Inc. disc. notes
                   stepped-coupon Ser. B, zero % (14s, 3/15/01), 2007 ++                          11,704,550
      5,000,000  Charter Communications bank loan notes FRN
                   2007 ##                                                                         5,025,000
     14,100,000  Comcast UK Cable, Ltd. deb. stepped-coupon zero %
                   (11.2s, 11/15/00), 2007 (Bermuda) ++                                           10,786,500
     20,265,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (10 3/4s, 2/15/02), 2007
                   (United Kingdom) ++                                                            12,488,306
     33,400,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (11 3/4s, 12/15/00), 2005
                   (United Kingdom) ++                                                            23,839,250
      1,000,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero % (13 1/2s, 9/30/99), 2004
                   (United Kingdom) ++                                                               845,000
     20,769,199  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 [2 DBL. DAGGERS]            21,807,659
      4,815,000  Frontiervision Operating Partners L.P. sr. sub.
                   notes 11s, 2006                                                                 5,120,753
        700,000  Galaxy Telecom, L.P. sr. sub. notes 12 3/8s, 2005                                   752,500
     10,000,000  Grupo Televisa S.A. sr. notes Ser. A, 11 3/8s, 2003 (Mexico)                     11,087,500
      1,350,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)                         1,539,000
      1,305,000  Heartland Wireless Communications, Inc. sr. notes
                   Ser. B, 14s, 2004                                                                 574,200
     11,870,000  Heartland Wireless Communications, Inc. sr.
                   notes 13s, 2003                                                                 4,510,600
      2,100,000  Heartland Wireless Communications, Inc. 144A sr.
                   notes Ser. D, 13s, 2003                                                           777,000
     65,155,000  International Cabletel, Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                     47,237,375
     20,800,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                   22,464,000
     23,478,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon
                   zero % (14 1/4s, 6/15/00), 2005 ++                                             19,075,875
      6,725,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/1/99), 2004 ++                                               5,968,438
      8,510,000  NTL Inc. sr. notes Ser. B, 10s, 2007 (United Kingdom)                             8,892,950
      6,500,000  Telewest Communications PLC deb. 9 5/8s, 2006
                   (United Kingdom)                                                                6,792,500
     38,235,000  UIH Australia/Pacific, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 5/15/01), 2006 (Australia) ++                             25,235,100
        665,000  Wireless One, Inc. sr. notes 13s, 2003                                              352,450
                                                                                              --------------
                                                                                                 304,955,305

Cellular Communications  (6.5%)
------------------------------------------------------------------------------------------------------------
      5,640,000  Call-Net Enterprises, Inc. sr. disc. notes stepped-coupon
                   zero % (9.27s, 8/15/02), 2007 (Canada) ++                                       3,609,600
      6,450,000  Celcaribe S.A. sr. notes stepped-coupon zero %
                   (13 1/2s, 3/15/98), 2004 ++                                                     6,385,500
     32,345,000  CellNet Data Systems, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (13s, 6/15/00), 2005 ++                                         22,884,088
     27,625,000  Cencall Communications Corp. sr. disc. notes
                   stepped-coupon zero % (10 1/8s, 1/15/99), 2004 ++                              23,274,063
      9,650,000  Centennial Cellular Corp. sr. notes 10 1/8s, 2005                                10,180,750
     10,300,000  Centennial Cellular Corp. sr. notes 8 7/8s, 2001                                 10,300,000
      3,680,000  Consorcio Ecuatoriano 144A notes 14s, 2002 (Ecuador)                              3,960,600
      1,000,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon
                   Ser. B, zero % (10 1/4s, 12/15/98), 2005 ++                                       850,000
      9,150,000  Dobson Communications Corp. 144A 11 3/4s, 2007                                    8,967,000
      8,200,000  Esat Holdings Ltd. 144A sr. notes stepped-coupon zero %
                   (12 1/2s, 2/01/02), 2007 ++                                                     5,166,000
     31,325,000  Intelcom Group (USA), Inc. company guaranty
                   stepped-coupon zero % (12 1/2s, 5/1/01), 2006 ++                               22,162,438
      9,175,000  Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 5/1/01), 2006 ++                                                          5,872,000
      6,910,000  Intercel, Inc. 144A sr. notes 11 1/8s, 2007                                       7,065,475
      7,470,000  International Wireless Communications, Inc. sr. disc.
                   notes zero %, 2001                                                              4,369,950
     41,270,000  McCaw International Ltd. 144A sr. disc. notes
                   stepped-coupon zero % (13s, 4/15/02), 2007 ++                                  22,079,450
     51,650,000  Millicom International Cellular S.A. sr. disc. notes stepped-coupon zero % (13 1/2s, 6/1/01), 2006
                   (Luxembourg) ++                                                                38,802,063
     45,030,000  NEXTEL Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (9 3/4s, 2/15/99), 2004 ++                               37,262,325
     10,000,000  NEXTEL Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/2s, 9/1/98), 2003 ++                                9,500,000
     13,920,000  Omnipoint Corp. sr. notes Ser. A, 11 5/8s, 2006                                  13,572,000
      8,540,000  Omnipoint Corp. sr. notes 11 5/8s, 2006                                           8,326,500
     10,000,000  Price Communications bank loan notes FRN 8 5/8s, 2006                             9,925,000
      3,370,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   zero % (12 1/4s, 10/1/98), 2003 ++                                              3,285,750
      7,065,000  Pricellular Wireless Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/97), 2001 ++                                         7,656,694
      6,000,000  Pricellular Wireless Corp. sr. notes 10 3/4s, 2004                                6,345,000
                                                                                              --------------
                                                                                                 291,802,246
Chemicals  (2.3%)
------------------------------------------------------------------------------------------------------------
      7,210,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                      7,372,225
      3,100,000  Great Lakes Carbon Corp. sr. notes 10s, 2006                                      3,255,000
     20,535,000  Harris Chemical Corp. sr. sub. notes 10 3/4s, 2003                               21,151,050
     11,990,000  Huntsman Corp. 144A sr. sub. notes 9 1/2s, 2007                                  12,529,550
      5,500,000  Huntsman Specialty Bank Loan notes FRN Ser. BK, 9.3125, 2027                      5,651,250
      5,000,000  ISP Holdings, Inc. sr. notes Ser. B, 9 3/4s, 2002                                 5,375,000
      7,400,000  NL Industries, Inc. sr. notes 11 3/4s, 2003                                       8,121,500
      3,480,000  Pioneer Americas Acquisition 144A sr. notes 9 1/4s, 2007                          3,471,300
      4,000,000  Pioneer Americans Acquisition 144A bank loan
                   notes FRN 8.28s, 2006                                                           4,030,000
      3,700,000  Polytama International notes 11 1/4s, 2007                                        3,515,000
      7,365,000  Sterling Chemicals Holdings sr. disc. notes stepped-coupon
                   zero % (13 1/2s, 8/15/01), 2008 ++                                              5,008,200
      3,910,000  Sterling Chemicals Inc. sr. sub. notes 11 3/4s, 2006                              4,301,000
      7,230,000  Trikem S.A. 144A bonds 10 5/8s, 2007 (Brazil)                                     7,284,225
     10,282,000  Union Carbide Global Enterprises sr. sub. notes
                   Ser. B, 12s, 2005                                                              11,708,628
                                                                                              --------------
                                                                                                 102,773,928

Computer Equipment  (0.5%)
------------------------------------------------------------------------------------------------------------
     24,070,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                21,121,425

Computer Services  (0.9%)
------------------------------------------------------------------------------------------------------------
     18,260,000  Bell & Howell Co. deb. stepped-coupon Ser. B, zero %
                   (11 1/2s, 3/1/00), 2005 ++                                                     15,247,100
      4,000,000  DecisionOne Corp. sr. sub. notes 9 3/4s, 2007                                     4,100,000
     17,685,000  Unisys Corp. sr. notes 11 3/4s, 2004                                             19,541,925
      1,300,000  Unisys Corp. sr. notes 10 5/8s, 1999                                              1,332,500
                                                                                              --------------
                                                                                                  40,221,525

Conglomerates  (0.2%)
------------------------------------------------------------------------------------------------------------
      1,151,000  Axia, Inc. sr. sub. notes Ser. B, 11s, 2001                                       1,197,040
      7,281,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                      7,308,304
                                                                                              --------------
                                                                                                   8,505,344

Consumer Durable Goods  (1.0%)
------------------------------------------------------------------------------------------------------------
     21,920,000  Coleman Escrow Corp. 144A sr. disc. notes zero %, 2001                           14,357,600
      3,540,000  Coleman Escrow Corp. 144A sr. disc. notes zero %, 2001                            2,097,450
      3,765,000  Foamex (L.P.) 144A sr. sub. notes 9 7/8s, 2007                                    3,821,475
     11,775,000  Icon Fitness Corp. 144A sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 11/15/01), 2006 ++                                         6,358,500
     10,000,000  IHF Holdings, Inc. sr. sub. disc. notes Ser. B, zero %
                   (15s, 11/15/99), 2004 ++                                                        8,200,000
      9,975,000  Remington Products Co. sr. sub. notes Ser. B, 11s, 2006                           8,229,375
      1,500,000  Signature Brands Ltd. sr. sub. notes 13s, 2002 (Canada)                           1,687,500
                                                                                              --------------
                                                                                                  44,751,900
Consumer Products  (0.1%)
------------------------------------------------------------------------------------------------------------
      4,000,000  Twin Laboratories, Inc. company guaranty 10 1/4s, 2006                            4,400,000

Consumer Services  (0.6%)
------------------------------------------------------------------------------------------------------------
     19,890,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                   22,028,175
     14,200,000  Interact Systems, Inc. 144A stepped-coupon zero %
                   (14s, 8/1/99), 2003 ++                                                          6,390,000
                                                                                              --------------
                                                                                                  28,418,175

Containers  (0.6%)
------------------------------------------------------------------------------------------------------------
      9,245,000  Innova S De R.L. 144A sr. notes 12 7/8s, 2007 (Mexico)                            9,771,965
      3,735,000  Radnor Holdings Inc. sr.notes 10s, 2003                                           3,856,388
      6,025,000  Vicap SA. 144A company guaranty 11 3/8s, 2007 (Mexico)                            6,537,125
      6,095,000  Vicap SA. 144A company guaranty 10 1/4s, 2002 (Mexico)                            6,414,988
                                                                                              --------------
                                                                                                  26,580,466

Cosmetics  (0.6%)
------------------------------------------------------------------------------------------------------------
      3,275,000  French Fragrances, Inc. sr. notes Ser. B., 10 3/8s, 2007                          3,381,438
     32,895,000  Revlon Worldwide Corp. sr. disc. notes Ser. B, zero %, 2001                      23,232,094
                                                                                              --------------
                                                                                                  26,613,532

Electric Utilities  (4.8%)
------------------------------------------------------------------------------------------------------------
      8,650,000  AES Corp. 144A sr. sub. notes 8 3/8s, 2007                                        8,585,125
     10,500,000  Calpine Corp. sr. notes 10 1/2s, 2006                                            11,418,750
      1,610,000  Calpine Corp. sr. notes 9 1/4s, 2004                                              1,646,225
      9,500,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                10,140,110
      8,480,000  Espirto Santo Centrais 144A sr. notes 10s, 2007
                   (Luxembourg)                                                                    8,692,000
      3,001,000  First PV Funding deb. 10.15s, 2016                                                3,206,208
     14,161,000  First PV Funding Corp. deb. Ser. 86A, 10.3s, 2014                                14,966,761
     27,900,000  Long Island Lighting Co. deb. 8.9s, 2019                                         29,187,027
     55,075,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                 64,682,283
     15,100,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                 18,869,262
      8,435,000  Niagara Mohawk Power Corp. 1st mtge. 6 7/8s, 2001                                 8,340,444
      1,000,000  Niagara Mohawk Power Corp. med. term notes
                   9.99s, 2004                                                                     1,019,170
      1,500,000  Niagara Mohawk Power Corp. med. term notes
                   9.95s, 2000                                                                     1,501,530
      2,914,000  North Atlantic Energy Corp. 1st mtge. Ser. A, 9.05s, 2002                         2,958,584
      4,288,812  Northeast Utilities System notes Ser. A, 8.58s, 2006                              4,247,469
      9,529,194  Northeast Utilities System notes Ser. B, 8.38s, 2005                              9,436,857
     18,350,000  Panda Global Energy Co. 144A sr. notes 12 1/2s, 2004                             17,799,500
                                                                                              --------------
                                                                                                 216,697,305

Electronic Components  (0.2%)
------------------------------------------------------------------------------------------------------------
      4,250,000  HCC Industries, Inc. 144A sr. sub. notes 10 3/4s, 2007                            4,526,250
      3,870,000  Therma-Wave Inc. 144A sr. notes 10 5/8s, 2004                                     4,150,575
                                                                                              --------------
                                                                                                   8,676,825
Electronics  (1.1%)
------------------------------------------------------------------------------------------------------------
      4,830,000  Celestica International Ltd. 144A sr. sub. notes 10 1/2s,
                   2006 (India)                                                                    5,192,250
      5,423,630  Cirent Semiconductor sr. sub. notes 10.22s, 2002                                  5,525,324
      5,755,935  Cirent Semiconductor 144A sr. sub. notes 10.14s, 2004                             5,871,054
      3,500,000  Figgie International, Inc. sr. notes 9 7/8s, 1999                                 3,640,000
     44,550,000  International Semi-Tech. Corp. sr. secd. disc. notes stepped-coupon zero % (11 1/2s, 8/15/00), 2003
                   (Canada) ++                                                                    28,066,500
      2,435,000  Wavetek Corp. 144A sr. sub. notes 10 1/8s, 2007                                   2,508,050
                                                                                              --------------
                                                                                                  50,803,178

Entertainment  (1.7%)
------------------------------------------------------------------------------------------------------------
     23,070,000  Fox/Liberty Networks LLC 144A sr. notes 8 7/8s, 2007                             22,781,625
     10,810,000  Premier Parks, Inc. sr. notes 9 3/4s, 2007                                       11,188,350
      8,625,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                   9,616,875
      6,175,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                     6,375,688
      4,850,000  Time Warner Entertainment Inc. deb. 7 1/4s, 2008                                  4,846,072
      5,257,000  Time Warner, Inc. notes 8.18s, 2007                                               5,568,109
      5,257,000  Time Warner, Inc. notes 8.11s, 2006                                               5,529,050
     10,705,000  Viacom International, Inc. sub. deb. 8s, 2006                                    10,517,663
                                                                                              --------------
                                                                                                  76,423,432

Environmental Control  (0.4%)
------------------------------------------------------------------------------------------------------------
      8,220,000  Allied Waste Industries, Inc. company guaranty
                   10 1/4s, 2006                                                                   8,959,800
     14,790,000  Allied Waste Industries, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11.3s, 6/1/02), 2007 ++                                  9,983,250
                                                                                              --------------
                                                                                                  18,943,050

Financial Services  (1.0%)
------------------------------------------------------------------------------------------------------------
     14,200,000  Advanta Corp. med. term notes Ser. B, 7s, 2001                                   13,985,864
      2,000,000  Advanta Corp. med. term notes Ser. D, 6.65s, 2000                                 1,967,020
      3,300,000  Advanta Corp. med. term notes Ser. D, 6.584s, 2000                                3,241,161
      3,620,000  Colonial Capital I 144A company guaranty 8.92s, 2027                              3,625,656
      3,900,000  Dollar Financial Group Inc. sr. notes Ser. A, 10 7/8s, 2006                       4,173,000
      3,985,000  Imperial Credit Industries, Inc. sr. notes 9 7/8s, 2007                           3,965,075
      6,430,000  Intertek Finance PLC 144A sr. sub. notes 10 1/4s, 2006
                   (United Kingdom)                                                                6,655,050
      3,305,000  Ocwen Capital Trust I company guaranty 10 7/8s, 2027                              3,445,463
      3,815,000  Resource America Inc. 144A bonds 12s, 2004                                        3,891,300
                                                                                              --------------
                                                                                                  44,949,589

Food Chains  (0.1%)
------------------------------------------------------------------------------------------------------------
      3,550,000  Shoppers Food Warehouse 144A sr. notes 9 3/4s, 2004                               3,647,625
      2,750,000  Southland Corp. 1st priority sr. sub. deb. 5s, 2003                               2,406,250
                                                                                              --------------
                                                                                                   6,053,875

Food and Beverages  (1.2%)
------------------------------------------------------------------------------------------------------------
     11,400,000  Aurora Foods Inc. 144A sr. sub notes Ser. C, 9 7/8s, 2007                        11,571,000
      4,600,000  Chiquita Brands cv. sr. notes 9 5/8s, 2004                                        4,784,000
      2,620,000  Del Monte Corp. sr. sub. notes Ser. B, 12 1/4s, 2007                              2,790,300
      7,500,000  Doane Products Co. sr. notes 10 5/8s, 2006                                        7,950,000
      6,590,000  Fleming Companies, Inc. 144A sr. sub. notes 10 5/8s, 2007                         6,721,800
      4,915,000  Fleming Companies, Inc. 144A sr. sub. notes 10 1/2s, 2004                         4,964,150
     10,000,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                         10,650,000
      4,525,000  Southern Foods Group 144A sr. sub. notes 9 7/8s, 2007                             4,553,281
      1,770,000  Windy Hill Pet Food Co. 144A sr.sub.notes 9 3/4s, 2007                            1,805,400
                                                                                              --------------
                                                                                                  55,789,931

Gaming  (3.4%)
------------------------------------------------------------------------------------------------------------
     13,035,000  Argosy Gaming Co. 1st mtge. 13 1/4s, 2004                                        13,035,000
      1,350,000  Aztar Corp. sr. sub. notes 13 3/4s, 2004                                          1,545,750
      6,620,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                      6,951,000
     17,480,000  Coast Hotels & Casinos, Inc. company guaranty
                   Ser. B, 13s, 2002                                                              19,490,200
      5,290,000  Colorado Gaming & Entertainment Co.
                   sr. notes 12s, 2003 [2 DBL. DAGGERS]                                            5,713,200
      3,950,000  Empress River Casino sr. notes 10 3/4s, 2002                                      4,216,625
      7,275,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                       7,747,875
        600,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                            538,500
      4,660,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                               5,044,450
     18,050,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                   19,403,750
     14,505,000  Lady Luck Gaming Corp. 1st mtge. 11 7/8s, 2001                                   14,505,000
        269,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                              271,690
     12,250,000  Players International, Inc. sr. notes 10 7/8s, 2005                              12,831,875
     11,075,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                         8,943,063
      5,280,000  Showboat Marina Casino 1st mtge. Ser. B, 13 1/2s, 2003                            6,045,600
     13,065,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                               12,738,375
     14,931,000  Trump Castle Funding Corp. notes 11 1/2s, 2000                                   14,931,000
                                                                                              --------------
                                                                                                 153,952,953

Gas Utilities  (0.2%)
------------------------------------------------------------------------------------------------------------
      8,330,000  CMS Energy Corp. sr. notes 8 1/8s, 2002                                           8,470,610

Health Care  (2.3%)
------------------------------------------------------------------------------------------------------------
     10,525,000  Genesis Eldercare 144A sr. sub. notes 9s, 2007                                   10,577,625
      6,425,000  Genesis Health Ventures, Inc. sr. sub. notes 9 3/4s, 2005                         6,714,125
        775,000  Genesis Health Ventures, Inc. sr. sub. notes 9 1/4s, 2006                           794,375
      3,965,000  Integrated Health Services, Inc. 144A sr. sub.
                   notes 9 1/2s, 2007                                                              4,083,950
      1,000,000  Magellan Health Services, Inc. sr. sub. deb.
                   Ser. A, 11 1/4s, 2004                                                           1,116,250
     10,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                               11,050,000
     21,490,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                   21,866,075
      5,400,000  Quorum Health Group, Inc. sr. sub. notes 8 3/4s, 2005                             5,602,500
     12,860,000  Sun Healthcare Group Inc. 144A sr. sub. notes 9 1/2s, 2007                       13,181,500
      6,350,000  Tenet Healthcare Corp. sr. notes 8 5/8s, 2003                                     6,667,500
     11,000,000  Tenet Healthcare Corp. sr. notes 8s, 2005                                        11,165,000
     11,000,000  Tenet Healthcare Corp. sr. sub. notes 8 5/8s, 2007                               11,330,000
                                                                                              --------------
                                                                                                 104,148,900
Industrial Products  (0.4%)
------------------------------------------------------------------------------------------------------------
      8,040,000  Johnstown America Industries, Inc. 144A sr. sub. notes
                   11 3/4s, 2005                                                                   8,482,200
      8,190,000  Motors and Gears, Inc. sr. notes Ser. A, 10 3/4s, 2006                            8,517,600
                                                                                              --------------
                                                                                                  16,999,800

Insurance and Finance  (1.3%)
------------------------------------------------------------------------------------------------------------
      8,500,000  Aames Financial Corp. sr. notes 9 1/8s, 2003                                      8,585,000
      4,000,000  Colombia Holdings sr. notes 10s, 1999                                             4,090,000
     13,055,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                      13,446,650
      7,185,000  Investors Capital Trust I 144A company guaranty
                   9.77s, 2027                                                                     7,415,279
      4,160,000  Ocwen Financial Corp. notes 11 7/8s, 2003                                         4,638,400
     15,600,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                         16,336,944
      4,050,000  Reliance Group Holdings, Inc. sr. notes 9s, 2000                                  4,216,293
                                                                                              --------------
                                                                                                  58,728,566

Lodging  (0.9%)
------------------------------------------------------------------------------------------------------------
     14,250,000  Host Marriott Travel Plaza sr. notes Ser. B, 9 1/2s, 2005                        14,944,688
     20,700,000  John Q Hammons Hotels, Inc. 1st mtge. 8 7/8s, 2004                               20,958,750
      3,725,000  Prime Hospitality Corp. sub. notes 9 3/4s, 2007                                   3,948,500
                                                                                              --------------
                                                                                                  39,851,938

Medical Supplies and Devices  (1.1%)
------------------------------------------------------------------------------------------------------------
     13,550,000  Dade International, Inc. sr. sub. notes Ser. B, 11 1/8s, 2006                    15,260,688
     11,215,000  IMED Corp. sr. sub. notes 9 3/4s, 2006                                           11,579,488
     14,500,000  Urohealth Systems, Inc. 144A sr. sub. notes 12 1/2s, 2004                        13,992,500
      8,500,000  Wright Medical Technology, Inc. 144A 11 3/4s, 2000                                8,627,500
                                                                                              --------------
                                                                                                  49,460,176

Metals and Mining  (0.7%)
------------------------------------------------------------------------------------------------------------
      2,935,000  Acindar Industria Argentina de Aceros S.A. bonds 11 1/4s,
                   2004 (Argentina)                                                                3,111,100
      7,155,000  Continental Global Group 144A sr. notes Ser. A, 11s, 2007                         7,512,750
         50,000  Maxxam Group Holdings Inc. sr. notes Ser. B, 12s, 2003                               53,500
      6,055,000  Murrin Holdings 144A sr. notes 9 3/8s, 2007 (Australia)                           6,115,550
      5,015,000  Royal Oak Mines, Inc. company guaranty
                   Ser. B, 11s, 2006 (Canada)                                                      4,513,500
     11,510,000  Weirton Steel Co. sr. notes 11 3/8s, 2004                                        12,430,800
                                                                                              --------------
                                                                                                  33,737,200

Motion Picture Distribution  (0.9%)
------------------------------------------------------------------------------------------------------------
      4,725,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                               5,055,750
      3,915,000  AMC Entertainment, Inc. 144A sr. sub. notes 9 1/2s, 2009                          3,934,575
     13,117,700  Cinemark Mexico USA notes Ser. B, 13s, 2003 (Mexico) [2 DBL. DAGGERS]            13,117,700
        960,600  Cinemark Mexico USA notes Ser. D, 13s, 2003 (Mexico) [2 DBL. DAGGERS]               960,600
     13,545,000  Cinemark USA, Inc. notes 9 5/8s, 2008                                            13,680,450
      5,250,000  Cobb Theatres, L.L.C. company guaranty 10 5/8s, 2003                              5,906,250
                                                                                              --------------
                                                                                                  42,655,325

Oil and Gas  (5.6%)
------------------------------------------------------------------------------------------------------------
      6,240,000  Abraxas Petroleum Corp. 144A sr. notes
                   Ser. B, 11 1/2s, 2004                                                           6,910,800
      7,675,000  Benton Oil & Gas Co. sr. notes 11 5/8s, 2003                                      8,365,750
      8,500,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                    8,542,500
      5,980,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                        6,398,600
      2,300,000  Costilla Energy, Inc. sr. notes 10 1/4s, 2006                                     2,403,500
      2,795,000  Dailey Petroleum Services Corp. 144A company
                   guaranty 9 3/4s, 2007                                                           2,843,913
      5,150,000  DI Industries Inc. sr. notes 8 7/8s, 2007                                         5,098,500
      9,065,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                  9,586,238
      5,980,000  Gerrity Oil & Gas Corp. sr. sub. notes 11 3/4s, 2004                              6,563,050
      3,390,000  Kelley Oil & Gas Corp. sr. sub. notes Ser. B, 10 3/8s, 2006                       3,517,125
      5,150,000  Maxus Energy Corp. med. term notes 10.83s, 2004                                   5,825,423
     10,695,000  Maxus Energy Corp. notes 9 3/8s, 2003                                            11,470,388
      5,435,000  Mesa Operating Co. company guaranty stepped-coupon
                   zero % (11 5/8s, 7/10/01), 2006 ++                                              4,266,475
      6,950,000  Noble Drilling Corp. sr. notes 9 1/8s, 2006                                       7,608,652
      6,500,000  Ocean Energy, Inc. 144A sr. sub. notes 8 7/8s, 2007                               6,581,250
      3,550,000  Pacalta Resources Ltd. 144A sr. notes 10 3/4s,
                   2004 (Canada)                                                                   3,621,000
      6,625,000  Parker Drilling Corp. sr. notes Ser. B, 9 3/4s, 2006                              7,022,500
      3,475,000  Petsec Energy, Inc. 144A sr. sub. notes 9 1/2s, 2007                              3,527,125
      1,770,000  Pogo Producing Co. 144A notes 8 3/4s, 2007                                        1,792,125
      5,230,000  Pride Petroleum Services, Inc. sr. notes 9 3/8s, 2007                             5,491,500
      3,050,000  Snyder Oil Corp. sr. sub. notes 8 3/4s, 2007                                      3,065,250
     97,350,000  Transamerican Energy 144A sr. disc. notes
                   stepped-coupon zero % (13s, 6/15/00), 2002 ++                                  73,742,625
     37,785,000  Transamerican Energy 144A sr. notes 11 1/2s, 2002                                36,651,450
     17,087,000  TransTexas Gas Corp. sr. sub. notes 13 3/4s, 2001                                19,393,745
      3,540,000  Wiser Oil Co. 144A sr. sub. notes 9 1/2s, 2007                                    3,424,950
                                                                                              --------------
                                                                                                 253,714,434

Packaging and Containers  (0.8%)
------------------------------------------------------------------------------------------------------------
      4,980,000  Printpack, Inc. sr. notes Ser. B, 9 7/8s, 2004                                    5,229,000
      1,900,000  Riverwood International Corp. company guaranty
                   10 1/4s, 2006                                                                   1,895,250
     10,490,000  Riverwood International Corp. company guaranty
                   10 7/8s, 2008                                                                   9,991,725
      6,000,000  Riverwood International Corp. 144A sr. notes
                   10 5/8s, 2007                                                                   6,060,000
     13,517,971  Riverwood International Corp. bank loan notes FRN
                   8.016s, 2003                                                                   13,517,971
                                                                                              --------------
                                                                                                  36,693,946

Paging  (1.9%)
------------------------------------------------------------------------------------------------------------
     17,000,000  Arch Communications Group sr. disc. notes
                   stepped-coupon zero % (10 7/8s, 3/15/01), 2008 ++                               9,350,000
     21,360,000  Metrocall, Inc. sr. sub. notes 10 3/8s, 2007                                     21,146,400
     20,825,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                          22,751,313
     15,000,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (15s, 2/1/00), 2005 ++                                                  11,662,500
     10,700,000  Pagemart, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 11/1/98), 2003 ++                                                     9,603,250
     10,000,000  Paging Network, Inc. sr. sub. notes 10 1/8s, 2007                                10,200,000
      2,214,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                         2,324,700
                                                                                              --------------
                                                                                                  87,038,163

Paper and Forest Products  (3.1%)
------------------------------------------------------------------------------------------------------------
     9,800,000   APP Finance II Mauritius Ltd. bonds 12s, 2049
                   (Indonesia) ++                                                                  9,628,500
     5,650,000   Buckeye Cellulose Corp. sr. sub. notes 9 1/4s, 2008                               5,918,375
     4,105,000   Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                           4,433,400
     3,840,000   Domtar, Inc. notes 8 3/4s, 2006 (Canada)                                          4,012,800
    19,255,000   Florida Coast Paper LLC 1st mtge. Ser. B, 12 3/4s, 2003                          20,795,400
     9,410,000   Idah Kiat Financial Mauritius 144A 10s, 2007                                      8,986,550
    15,250,000   PT Pabrik Kertas Tjiwi Kimia 144A company guaranty
                   10s, 2004 (Indonesia)                                                          14,716,250
    23,580,000   Repap New Brunswick sr. notes 10 5/8s, 2005 (Canada)                             22,342,050
     9,250,000   Stone Container Corp. sr. notes 11 7/8s, 2016                                    10,082,500
    17,300,000   Stone Container Corp. sr. notes 11 1/2s, 2004                                    18,338,000
     6,000,000   Stone Container Corp. 144A company guaranty
                   11 1/2s, 2006                                                                   6,240,000
    13,000,000   Stone Container Corp. bank loan notes FRN 9 3/8s, 2003                           13,097,500
                                                                                              --------------
                                                                                                 138,591,325

Pharmaceuticals and Biotechnology  (0.2%)
------------------------------------------------------------------------------------------------------------
     9,805,000   ICN Pharmaceuticals, Inc. 144a sr. notes 9 1/4s, 2005                            10,025,613

Publishing  (0.9%)
------------------------------------------------------------------------------------------------------------
     3,550,000   Affinity Group sr. sub. notes 11 1/2s, 2003                                       3,807,375
    12,880,000   Affinity Group Holdings 144A sr. notes 11s, 2007                                 13,749,400
    10,300,000   American Media Operation, Inc. sr. sub. notes 11 5/8s, 2004                      11,278,500
     4,085,000   Hollinger International Publishing, Inc. company guaranty
                   9 1/4s, 2007                                                                    4,217,763
     4,085,000   Hollinger International Publishing, Inc. company guaranty
                   8 5/8s, 2005                                                                    4,166,700
     3,540,000   Von Hoffman Press Inc. 144A sr. sub. notes 10 3/8s, 2007                          3,717,000
                                                                                              --------------
                                                                                                  40,936,738

Railroads  (0.2%)
------------------------------------------------------------------------------------------------------------
     2,685,000   TFM SA DE CV 144A company guaranty 10 1/4s, 2007                                  2,792,400
    13,545,000   TFM SA DE CV 144A company guaranty zero %
                   (11 3/4s, 6/15/02), 2009 ++                                                     8,364,038
                                                                                              --------------
                                                                                                  11,156,438

REIT's (Real Estate Investment Trusts)  (0.4%)
------------------------------------------------------------------------------------------------------------
    13,430,000   HMH Properties, Inc. 144A sr. notes 8 7/8s, 2007
                   (Canada) (R)                                                                   13,698,600
     6,000,000   Tanger Properties L.P. gtd. notes 8 3/4s, 2001 (R)                                6,171,600
                                                                                              --------------
                                                                                                  19,870,200

Recreation  (0.3%)
------------------------------------------------------------------------------------------------------------
     2,100,000   Casino Magic Finance Corp. 1st mtge. 11 1/2s, 2001                                1,911,000
     5,070,000   Isle of Capri Black Hawk LLC 144A 1st mortgage 13s, 2004                          5,120,700
     8,050,000   101 Main L.L.C. 144A 13s, 2000                                                    8,050,000
                                                                                              --------------
                                                                                                  15,081,700

Restaurants  (0.2%)
------------------------------------------------------------------------------------------------------------
     8,000,000   FRD Acquisition Co. sr. notes Ser. B, 12 1/2s, 2004                               8,560,000

Retail  (1.7%)
------------------------------------------------------------------------------------------------------------
     8,035,000   Brylane (L.P.) sr. sub. notes 10s, 2003                                           8,557,275
     2,997,000   Guitar Center Management Co. 144A sr. notes 11s, 2006                             3,296,700
     2,250,000   K mart Corp. deb. 13 1/2s, 2009                                                   2,520,000
     2,000,000   K mart Corp. deb. 7.95s, 2023                                                     1,805,000
     1,900,000   K mart Corp. deb. 7 3/4s, 2012                                                    1,738,500
     2,000,000   K mart Corp. med. term notes 9s, 2020                                             1,931,180
     2,000,000   K mart Corp. med. term notes 8.96s, 2019                                          1,924,600
       700,000   K mart Corp. med. term notes 8.85s, 2011                                            728,000
     5,000,000   K mart Corp. med. term notes 8.13s, 2003                                          4,863,300
     1,000,000   K mart Corp. med. term notes 8s, 2001                                               980,710
     2,100,000   K mart Corp. med. term notes 7.84s, 2002                                          2,046,744
     3,000,000   K mart Corp. med. term notes 7.82s, 2002                                          2,921,790
     3,000,000   K mart Corp. med. term notes 7.77s, 2002                                          2,962,500
       600,000   K mart Corp. med. term notes 7.76s, 2002                                            580,164
       400,000   K mart Corp. med. term notes 7.74s, 2002                                            383,000
     1,425,000   K mart Corp. med. term notes 7.72s, 2002                                          1,407,188
     2,000,000   K mart Corp. med. term notes 7.47s, 2002                                          1,909,560
     1,000,000   K mart Corp. med. term notes 7 3/8s, 2000                                           975,520
       650,000   K mart Corp. med. term notes 7.2s, 2000                                             630,812
     2,000,000   K mart Corp. med. term notes 7.17s, 2000                                          1,939,240
     1,200,000   K mart Corp. med. term notes 7.01s, 2000                                          1,158,384
     1,000,000   K mart Corp. med. term notes 6.78s, 1999                                            975,590
     5,000,000   K mart Corp. notes 8 1/8s, 2006                                                   4,987,500
     8,945,000   Mothers Work, Inc. sr. notes 12 5/8s, 2005                                        9,302,800
     7,500,000   Phar-Mor, Inc. sr. notes 11.72s, 2002                                             7,800,000
     5,175,000   Specialty Retailers 144A company guaranty 8 1/2s, 2005                            5,278,500
     3,000,000   SRI Receivables Purchase 144A 12 1/2s, 2000                                       3,150,000
                                                                                              --------------
                                                                                                  76,754,557

Satellite Services  (3.4%)
------------------------------------------------------------------------------------------------------------
     2,476,469   Direct Sat 1 144A 8 1/4s, 2001                                                    2,388,830
     8,695,000   Echostar Communications Corp. sr. disc. notes
                   stepped-coupon zero % (12 7/8s, 6/1/99), 2004 ++                                7,564,650
    12,250,000   Echostar DBS Corp. 144A company guaranty 12 1/2s, 2002                           12,495,000
     2,668,326   Echostar I 144A 8 1/4, 2001                                                       2,614,960
     6,135,000   Globalstar L.P. Capital 144A sr. notes 11 3/8s, 2004                              6,150,338
    52,205,000   ICG Holdings, Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                    40,067,338
    27,300,000   Iridium L.L.C. Capital Corp. 144A sr. notes 14s, 2005                            29,074,500
    14,060,000   Orbcomm Global Capital Corp. sr. notes Ser. B, 14s, 2004                         14,516,950
     9,830,000   Pratama Datakom Asia BV 144A company guaranty
                   12 3/4s, 2005                                                                   9,535,100
     7,090,000   TCI Satellite Entertainment 144A sr. sub. notes
                   10 7/8s, 2007                                                                   7,302,700
    17,568,000   Winstar Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                 10,980,000
     8,905,000   Winstar Equipment Corp. 144A company guaranty
                   12 1/2s, 2004                                                                   9,083,100
                                                                                              --------------
                                                                                                 151,773,466

Semiconductors  (0.8%)
------------------------------------------------------------------------------------------------------------
    13,000,000   Fairchild Semiconductor Corp. sr. sub. notes 10 1/8s, 2007                       13,877,500
    11,380,000   Fairchild Semiconductor Corp. 144A sr. sub.
                   notes 11.74s, 2008                                                             11,892,100
     8,705,000   Viasystems Inc. 144A sr. sub. notes 9 3/4s, 2007                                  8,966,150
                                                                                              --------------
                                                                                                  34,735,750

Shipping  (0.1%)
------------------------------------------------------------------------------------------------------------
     3,810,000   Newport News Shipbuilding sr. notes 8 5/8s, 2006                                  3,962,400

Steel  (0.6%)
------------------------------------------------------------------------------------------------------------
     7,340,000   AK Steel Corp. sr. notes 9 1/8s, 2006                                             7,725,350
     7,655,000   Altos Hornos de Mexico 144A bonds 11 3/8s,
                   2002 (Mexico)                                                                   8,229,125
     5,000,000   Ispat Mexicana, S.A. deb. 10 3/8s, 2001 (Mexico)                                  5,350,000
     4,715,000   Northwestern Steel  & Wire sr. notes 9 1/2s, 2001                                 4,479,250
                                                                                              --------------
                                                                                                  25,783,725

Supermarkets  (1.3%)
------------------------------------------------------------------------------------------------------------
     8,840,000   Ameriserve Food Co. 144A sr. sub. notes 10 1/8s, 2007                             9,105,200
     3,805,000   Food 4 Less Supermarkets, Inc. deb. stepped-coupon
                   zero % (13 5/8s, 6/15/00), 2005 ++                                              3,120,100
     3,010,000   Marsh Supermarkets, Inc. 144A sr. sub. notes 8 7/8s, 2007                         2,979,900
     2,680,000   Nebco Evans Holding Co. 144A sr. disc. notes
                   stepped-coupon zero % (12 3/8s, 7/15/02), 2007 ++                               1,608,000
     3,000,000   Ralphs Grocery Co. company guaranty 10.45s, 2004                                  3,262,500
    10,000,000   Ralphs Grocery Co. sr. notes 10.45s, 2004                                        10,900,000
     8,000,000   Ralphs Grocery Co. sr. sub. notes 11s, 2005                                       8,780,000
     3,975,000   Star Markets Co. sr. sub. notes 13s, 2004                                         4,531,500
    13,600,000   Stater Brothers sr. notes 11s, 2001                                              14,926,000
       310,000   Stater Brothers Holdings 144A sr. sub. notes 9s, 2004                               316,200
                                                                                              --------------
                                                                                                  59,529,400

Telecommunications  (4.9%)
------------------------------------------------------------------------------------------------------------
    10,395,000   Advanced Radio Telecom Corp. sr. notes 14s, 2007                                  8,835,750
     6,715,000   America Communication Services, Inc. 144A sr. notes
                   13 3/4s, 2007                                                                   7,134,688
     4,500,000   American Communications Services, Inc. sr. disc. notes
                   stepped-coupon zero % (13s, 11/1/00), 2005 ++                                   2,835,000
    12,540,000   American Communication Services, Inc. sr. disc. notes
                   stepped-coupon zero % (12 3/4s, 4/1/01), 2006 ++                                7,429,950
     6,210,000   Brooks Fiber Properties, Inc. sr. disc. notes
                   stepped-coupon zero % (11 7/8s, 11/01/01), 2006 ++                              4,315,950
     4,315,000   Brooks Fiber Properties, Inc. sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/1/01), 2006 ++                                               3,139,163
    11,685,000   Brooks Fiber Properties, Inc. 144A sr. notes 10s, 2007                           12,327,675
     8,180,000   Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                   9,079,800
     4,825,000   GST Equipment Funding 144A sr. notes 13 1/4s, 2007                                5,307,500
    32,800,000   GST Telecommunications,Inc. company guaranty
                   stepped-coupon zero % (13 7/8s, 1/15/00), 2005 ++                              22,140,000
     2,460,000   Hermes Europe Railtel 144a sr. notes 11 1/2s, 2007
                   (Netherlands)                                                                   2,589,150
    23,975,000   Hyperion Telecommunication Corp. sr. disc. notes
                   stepped-coupon Ser. B, zero % (13s, 4/15/01), 2003 ++                          15,164,188
    17,230,000   Hyperion Telecommunications, Inc. 144A sr. notes
                   12 1/4s, 2004                                                                  17,660,750
    20,790,000   Intercel, Inc. sr. disc. notes stepped-coupon zero %
                   (12s, 2/1/01), 2006 ++                                                         14,007,263
     4,250,000   Intermedia Communications, Inc. sr. disc. notes
                   stepped-coupon zero % (12 1/2s, 5/15/01), 2006 ++                               3,102,500
    22,000,000   Intermedia Communications, Inc. 144A sr. disc. notes
                   stepped-coupon zero % (11 1/4s, 7/15/02), 2007 ++                              13,860,000
     9,255,000   ITC Deltacom, Inc. 144A sr. notes 11s, 2007                                       9,764,025
    10,100,000   McLeod, Inc. 144A sr. disc. notes stepped-coupon
                   zero % (10 1/2s, 3/1/02), 2007 ++                                               6,640,750
    14,100,000   Nextlink Communications sr. notes 12 1/2s, 2006                                  15,545,250
    15,400,000   RSL Communications, Ltd. company guaranty
                   12 1/4s, 2006                                                                  16,170,000
    12,470,000   Sprint Spectrum L.P. sr. notes 11s, 2006                                         13,841,700
    15,860,000   Teleport Communications Group Inc. sr. disc. notes
                   stepped-coupon zero % (11 1/8s, 7/1/01), 2007 ++                               11,815,700
                                                                                              --------------
                                                                                                 222,706,752

Textiles  (0.4%)
------------------------------------------------------------------------------------------------------------
     3,575,000   Glenoit Corp. 144A sr. sub. notes 11s, 2007                                       3,798,409
     8,540,000   Polymer Group, Inc. 144A sr. sub. notes 9s, 2007                                  8,540,000
     4,270,000   Polysindo International Finance company guaranty
                   11 3/8s, 2006 (Indonesia)                                                       4,675,650
                                                                                              --------------
                                                                                                  17,014,059

Transportation  (0.2%)
------------------------------------------------------------------------------------------------------------
     7,500,000   Delco Remy International, Inc. 144A 11 1/2s, 2004                                 7,462,500
                                                                                              --------------
                 Total Corporate Bonds and Notes  (cost $3,660,923,527)                       $3,781,699,858

PREFERRED STOCKS  (7.1%) *
NUMBER OF SHARES                                                                                       VALUE
Banks  (1.0%)
------------------------------------------------------------------------------------------------------------
       170,000   California Federal Bank Inc. Ser. B, $11.50 pfd.                             $   19,125,000
       324,000   California Federal Bancorp Inc. Ser. A, $2.281 pfd.                               8,383,500
       296,110   Chevy Chase Capital Corp. Ser. A, $5.19 pfd.                                     15,841,885
        21,325   Chevy Chase Savings Bank $3.25 pfd.                                                 639,750
         4,105   CSBI Capital Trust I 144A 11.75% pfd.                                             4,105,000
                                                                                              --------------
                                                                                                  48,095,135
Broadcasting  (1.5%)
------------------------------------------------------------------------------------------------------------
        52,950   Capstar Broadcasting Inc. 144A $12.00 pfd.                                        5,559,750
       111,665   Chancellor Radio Broadcasting 144A $12.00 pfd.                                   12,506,480
       101,650   Citadel Broadcasting Co. 144A $13.25 pfd. [2 DBL. DAGGERS]                       10,952,788
         4,550   Granite Broadcasting 144A 12.75%  pfd. [2 DBL. DAGGERS]                           4,914,000
         3,100   Paxson Communications Corp. 12.50% pfd. [2 DBL. DAGGERS]                          3,410,000
       153,270   SFX Broadcasting, Inc. Ser. E, $12.625 pfd. [2 DBL. DAGGERS]                     17,089,605
        11,120   Spanish Broadcasting Systems 144A 14.25% cum. pfd. [2 DBL. DAGGERS]              12,176,400
                                                                                              --------------
                                                                                                  66,609,023

Cable Television  (1.3%)
------------------------------------------------------------------------------------------------------------
       448,944   Cablevision Systems Corp. Ser. M, $11.125 dep.
                   shs. cum. pfd. [2 DBL. DAGGERS]                                                49,159,368
         8,155   NTL Inc. 144A Ser. B, 13.0% pfd. [2 DBL. DAGGERS]                                 9,174,375
                                                                                              --------------
                                                                                                  58,333,743

Cellular Communication  (0.6%)
------------------------------------------------------------------------------------------------------------
        23,450   Nextel Communications Inc. 144A 13.0% pfd. [2 DBL. DAGGERS]                      25,619,125

Cosmetics  (0.1%)
------------------------------------------------------------------------------------------------------------
         4,900   Renaissance Cosmetics Inc. 14.0% pfd. [2 DBL. DAGGERS]                            4,018,000

Electric Utilities  (0.3%)
------------------------------------------------------------------------------------------------------------
       108,685   El Paso Electric Co. $11.40 pfd [2 DBL. DAGGERS]                                 12,009,693
        99,759   Public Service Co. of New Hampshire $2.65 1st mtge. pfd.                          2,543,855
                                                                                              --------------
                                                                                                  14,553,548

Entertainment  (0.3%)
------------------------------------------------------------------------------------------------------------
        10,353   Time Warner Inc. Ser. M, 10.25% pfd.                                             11,776,538

Insurance and Finance  (0.1%)
------------------------------------------------------------------------------------------------------------
       130,000   CGA Group Ltd., 144A Ser. A, 13.75%  pfd. [2 DBL. DAGGERS]                        3,315,000

Medical Supplies and Devices  (0.3%)
------------------------------------------------------------------------------------------------------------
        11,120   Fresenius Medical Care AG  Ser. D, $9.00 pfd.  (Germany)                         11,537,000

Motion Picture Distribution  (--%)
------------------------------------------------------------------------------------------------------------
       196,000   Diva Systems Corp. Ser. C, $6.00 pfd.                                             2,229,500

Publishing  (0.1%)
------------------------------------------------------------------------------------------------------------
       142,780   Von Hoffman Corp. 144A $13.50 pfd.                                                4,083,508

Recreation  (0.2%)
------------------------------------------------------------------------------------------------------------
       100,943   Alliance Gaming Corp. Ser. B, $15.00 pfd. [2 DBL. DAGGERS]                       10,346,658

Restaurants  (0.1%)
------------------------------------------------------------------------------------------------------------
       120,000   AmeriKing, Inc. $3.25 pfd. [2 DBL. DAGGERS]                                       3,360,000

Retail  (0.1%)
------------------------------------------------------------------------------------------------------------
        24,000   Jitney-Jungle Stores 144A Ser. A, $4.95 sr. exchange pfd.                         3,504,000

Telecommunications  (1.1%)
------------------------------------------------------------------------------------------------------------
         6,850   ICG Holdings, Inc., 144A 14.0% pfd. [2 DBL. DAGGERS]                              7,980,250
        11,839   Intermedia Communication Ser. B, 13.50% pfd.                                     13,437,265
        16,330   IXC Communications, Inc. 144A 12.50% pfd. [2 DBL. DAGGERS]                       17,289,388
       214,994   Nextlink Communications, Inc. Ser. 144A $7.00 cum. pfd.                          12,469,652
                                                                                              --------------
                                                                                                  51,176,555
                                                                                              --------------
                 Total Preferred Stocks   (cost $293,570,068)                                 $  318,557,333

UNITS  (2.6%) *
NUMBER OF UNITS                                                                                        VALUE
------------------------------------------------------------------------------------------------------------
        21,010   Australis Media, Ltd. units stepped-coupon zero %
                   (15 3/4s, 5/15/00), 2003 (Australia) ++                                    $   16,965,575
         8,595   Colt Telecommunications Group PLC units
                   stepped-coupon zero % (12s, 12/15/01), 2006
                   (United Kingdom) ++                                                             5,758,650
         3,625   DecisionOne Corp. units stepped-coupon 11 1/2s,
                   (11 1/2s, 8/01/02), 2008 ++                                                     2,320,000
         4,650   Diva Systems Corp. 144A units stepped-coupon zero %
                   (13s, 5/15/01), 2006 ++                                                         4,033,875
         6,700   Econophone Inc. units 13 1/2s, 2007                                               7,001,500
        12,225   Fitzgerald Gaming Co. units 13s, 2002                                            11,247,000
         1,745   Hedstrom Holdings, Inc. units stepped-coupon zero %
                   (12s, 6/01/02), 2009 ++                                                         1,099,350
         7,270   Iridium LLC/Capital Corp. units 13s, 2005                                         8,124,225
         3,900   Metronet Communications units sr. notes 12s, 2007                                 4,173,000
        12,550   Orion Network Systems units stepped-coupon zero %
                   (12 1/2s, 1/15/02), 2007 ++                                                     8,157,500
         6,105   Paging Network Do Brasil 144A units 13 1/2s,
                   2005 (Brazil)                                                                   5,960,006
         3,675   Real Time Data 144A units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2006 ++                                                     2,140,688
         2,000   Signature Brands USA Inc. units 13s, 2002                                         2,150,000
         6,965   Stone Container Corp. units sr. sub. 12 1/4s, 2002                                7,173,950
         9,962   USN Communications Inc. units stepped-coupon 14 5/8s,
                   (14 5/8s, 8/15/02), 2004 ++                                                     6,674,540
        23,840   Wireless One, Inc. units stepped-coupon zero %
                   (13 1/2s, 8/1/01), 2006 ++                                                      4,291,200
        13,345   XCL Ltd . sr. sec. notes units 13 1/2s, 2004                                     13,611,900
        60,536   XCL Ltd. units cum. pfd. 9.50 %                                                   5,266,632
                                                                                              --------------
                 Total Units  (cost $122,297,639)                                             $  116,149,591

CONVERTIBLE BONDS AND NOTES  (2.1%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
    11,900,000   APP Global Finance (V) Ltd. 144A cv. sec. 2s, 2000
                   (United Kingdom)                                                           $   11,424,000
     5,500,000   Corporate Express, Inc. cv. notes 4 1/2s, 2000                                    5,032,500
    28,500,000   Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                   18,097,500
     3,900,000   GST Telecommunications, Inc. cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 1/15/00), 2005 ++                               3,510,000
    11,350,000   Integrated Device Technology, Inc. cv. sub. notes
                   5 1/2s, 2002                                                                    9,959,625
     4,220,000   National Semiconductor Corp. cv. deb. 6 1/2s, 2002                                4,568,150
    11,000,000   NovaCare, Inc. cv. sub. deb. 5 1/2s, 2000                                        10,436,250
    27,771,000   Pricellular Wireless Corp. 144A cv. sub. notes stepped-
                   coupon zero % (10 3/4s, 8/15/00) 2004 ++                                       23,813,633
     1,800,000   Protection One, Inc. cv. sr. sub. notes 6 3/4s, 2003                              2,072,250
    12,299,000   Winstar Communications. Inc. 144A cv. sr. disc. notes
                   stepped-coupon zero % (14s, 10/15/00), 2005 ++                                  7,932,855
                                                                                              --------------
                 Total Convertible Bonds and Notes  (cost $88,011,360)                        $   96,846,763

COMMON STOCKS  (1.8%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       210,342   Advanced Radio Telecom Corp. +                                               $    1,603,858
         3,000   AmeriKing, Inc. +                                                                   150,000
         6,570   Axia Holding Corp. 144A +                                                           328,500
       100,000   BE Aerospace, Inc. +                                                              3,550,000
     1,663,637   Capstar Broadcasting Partners +                                                   1,996,364
       400,000   Casino America, Inc. +                                                            1,100,000
       258,760   CellNet Data Systems Inc. +                                                       3,105,120
       100,000   Clearnet Communications, Inc. Class A,  (Canada) +                                1,387,500
        83,000   Colorado Gaming & Entertainment Co. +                                               415,000
       869,719   Computervision Corp. +                                                            2,174,298
        95,770   Crompton & Knowles Corp.                                                          2,418,193
       182,174   Duane Reade Corp. +                                                                 182,174
       229,500   Exide Corp.                                                                       4,790,813
         8,866   Finlay Enterprises, Inc.                                                            157,372
       110,000   French Fragrances Inc. +                                                            935,000
     1,583,770   Grand Union Co. (acquired 8/18/95,
                   cost $82,120,198) + [DBL. DAGGER] [SECTION MARK]                                2,969,569
       250,000   Lady Luck Gaming Corp. (acquired 7/24/97,
                   cost $375,000)+[DBL. DAGGER]                                                      367,188
       600,000   NEXTEL Communications, Inc. Class A +                                            15,037,500
           293   Pegasus Communications Corp. +                                                        3,919
        11,048   PMI Holdings Corp. 144A +                                                         3,535,360
         8,407   Premium Holdings (L.P.) 144A +                                                       33,628
     1,185,708   PSF Holdings LLC Class A + [SECTION MARK]                                        31,421,262
       236,025   Specialty Foods Acquisition Corp. +                                                  59,006
        97,660   Terex Corp. Rights 144A +                                                         1,953,200
                                                                                              --------------
                 Total Common Stocks  (cost $160,982,635)                                     $   79,674,824

BRADY BONDS  (0.9%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $   2,586,990   Argentina (Republic of) deb. FRB 6 3/4s, 2005                                $    2,457,641
    11,040,000   Argentina (Republic of) Ser. L-GL, FRB 6.875s, 2023                               9,991,200
     3,608,492   Brazil (Government of) FRB 8s, 2014 +++                                           2,940,921
     6,311,250   Brazil (Government of) Ser. EI-L, FRB 6.875s, 2006                                5,845,795
     3,870,000   Bulgaria (Government of) deb. Ser. PDI, FRB 6.688s, 2011                          2,960,550
       935,000   Ecuador (Government of) FRB 6.688s, 2025                                            726,963
     3,205,000   United Mexican States Ser. D, FRB 6.813s, 2019                                    3,018,709
    12,305,000   United Mexican States 6 1/4s, 2019                                                9,828,619
     4,500,000   Venezuela (Government of) deb. Ser. DL, FRB 6 3/4s, 2007                          4,213,125
                                                                                              --------------
                 Total Brady Bonds  (cost $49,195,424)                                        $   41,983,523

FOREIGN GOVERNMENT BONDS AND NOTES  (0.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
USD  8,710,000   Bank of Foreign Economic Affairs of Russia
                   (Vnesheconombank) principal loan FRN,
                   Libor plus 13/16, 2020 +##+++                                              $    6,216,763
PEN    665,000   Peru (Government of) Ser. US, 4s, 2017                                              435,575
ZAR  2,550,000   South Africa (Republic of) bonds
                   Ser. 153, 13s, 2010                                                               501,466
                                                                                              --------------
                 Total Foreign Government Bonds and Notes
                   (cost $7,152,503)                                                          $    7,153,804

WARRANTS  (0.2%) *+
NUMBER OF WARRANTS                                                         EXPIRATION DATE             VALUE
------------------------------------------------------------------------------------------------------------
       265,000   Becker Gaming Corp. 144A                                      11/15/00                2,650
       136,500   Capital Gaming International, Inc.                            2/1/99                  5,460
       130,000   CGA Group Ltd. 144A                                           1/1/04                  1,300
        17,000   County Seat Holdings, Inc.                                    10/15/98                  340
         8,200   Esat Holdings Inc.                                            9/9/99                164,000
         6,135   Globalstar Telecom 144A                                       2/15/04               539,880
        71,220   Heartland Wireless Communications, Inc. 144A                  4/15/00                   712
        19,455   Hyperion Telecommunications 144A                              4/15/01               583,650
       251,394   Intelcom Group 144A                                           10/15/05            3,645,213
        14,200   Interact Systems Inc.                                         8/1/03                  3,550
        15,924   Intermedia Communications 144A                                6/1/00                812,124
         7,470   International Wireless Communications Holdings                8/15/01                    75
        41,270   McCaw International Ltd. 144A                                 4/15/07                10,318
       200,625   Nextlink Communications, Inc. 144A                            2/1/09                  2,006
        72,220   Pagemart, Inc. 144A                                           12/31/03              541,650
        46,097   Petracom Holdings, Inc.                                       8/1/05                328,441
        76,800   Powertel, Inc.                                                2/1/06                552,960
        44,150   President Riverboat Casinos, Inc.                             9/30/99                22,075
        15,400   RSL Communications Ltd. 144A                                  11/15/06              770,000
         9,115   Spanish Broadcasting Systems 144A                             6/30/99             1,321,675
         6,375   Sterling Chemicals Holdings                                   8/15/08               223,125
        14,800   Urohealth Systems Inc. 144A                                   4/10/04                74,000
        23,250   Wireless One, Inc.                                            10/19/00                2,325
           403   Wright Medical Technology, Inc. 144A                          6/30/03                40,276
                                                                                              --------------
                 Total Warrants  (cost $10,460,289)                                           $    9,647,805

CONVERTIBLE PREFERRED STOCKS  (0.1%) * (cost $5,012,161)
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
       438,126   Diva Systems Corp. Ser. D, 13.00% cv pfd.                                    $    4,983,683
------------------------------------------------------------------------------------------------------------
                 Total Investments  (cost $4,397,605,606) ***                                 $4,456,697,184
------------------------------------------------------------------------------------------------------------

               * Percentages indicated are based on net assets of $4,510,702,143.
             *** The aggregate identified cost on a tax basis is $4,405,747,495, resulting in gross unrealized appreciation and depreciation of $333,838,013 and $282,888,324, respectively, or net unrealized appreciation of $50,949,689.
               + Non-income-producing security.
              ++ The interest or dividend rate and date shown parenthetically represent the new interest or dividend rate to be paid and the date the fund will begin receiving interest or dividend income at this rate.
             +++ A portion of the income will be received in additional securities.
                 [DBL. DAGGER]    Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at August 31, 1997 was
                                  $3,336,757 or 0.1% of net assets.
                 [2 DBL. DAGGERS] Income may be received in cash or additional securities at the discretion of the issuer.
              ##                  When-issued securities (Note 1).
             (R)                  Real Estate Investment Trust.
                 [SECTION MARK]   Affiliated Issues (Note 5).
                                  144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                                  The rate shown on Floating Rate Notes (FRN) and Floating Rate Bonds (FRB) are
                                  the current interest rates shown at August 31, 1997, which are subject to change based on the terms of the security.





-------------------------------------------------------------------------------------------
Forward Currency Contracts to Sell at August 31, 1997
                                     Market     Aggregate Face    Delivery   Unrealized
                                     Value          Value          Date     Depreciation
-------------------------------------------------------------------------------------------
South African Rand                $ 268,431      $ 264,538       12/17/97     $ (3,893)
-------------------------------------------------------------------------------------------

                 The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $4,397,605,606) (Note 1)                                           $ 4,456,697,184
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                73,285,335
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                    2,241,621
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                           83,609,790
---------------------------------------------------------------------------------------------------
Total assets                                                                          4,615,833,930

Liabilities
---------------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                          1,050,660
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                       185,503
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                         89,838,006
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                4,404,879
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              6,122,735
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  660,059
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                56,324
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  6,177
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    2,445,134
---------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                                   3,893
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      358,417
---------------------------------------------------------------------------------------------------
Total liabilities                                                                       105,131,787
---------------------------------------------------------------------------------------------------
Net assets                                                                           $4,510,702,143

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                       4,866,817,298
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                             18,811,892
---------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                         (434,014,732)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets and liabilities
in foreign currencies                                                                    59,087,685
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $4,510,702,143

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($3,259,439,825 divided by 252,796,172 shares)                                               $12.89
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.89)*                                      $13.53
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($1,226,880,223 divided by 95,517,395 shares)**                                              $12.84
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($24,382,095 divided by 1,892,302 shares)                                                    $12.88
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.88)*                                      $13.31
---------------------------------------------------------------------------------------------------
*  On single retail sales of less than $50,000.  On sales of $50,000 or more and on group sales the offering price is reduced.
** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

   The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Interest                                                                             $ 446,375,754
--------------------------------------------------------------------------------------------------
Dividend                                                                                19,351,707
--------------------------------------------------------------------------------------------------
Total investment income                                                                465,727,461

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                        23,999,927
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           5,801,371
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                          123,640
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            38,086
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    8,032,502
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                   12,086,554
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      114,836
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    226,699
--------------------------------------------------------------------------------------------------
Registration fees                                                                            6,485
--------------------------------------------------------------------------------------------------
Auditing                                                                                   145,080
--------------------------------------------------------------------------------------------------
Legal                                                                                      161,392
--------------------------------------------------------------------------------------------------
Postage                                                                                    689,667
--------------------------------------------------------------------------------------------------
Other                                                                                      293,377
--------------------------------------------------------------------------------------------------
Total expenses                                                                          51,719,616
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                              (1,513,097)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            50,206,519
--------------------------------------------------------------------------------------------------
Net investment income                                                                  415,520,942
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
loss of $5,258,095 on sales of investments in affiliated issuers)                      104,929,256
--------------------------------------------------------------------------------------------------
Net realized gain on foreign currency transactions (Note 1)                                 52,500
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities in
foreign currencies during the year                                                          10,675
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                             154,431,958
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                259,424,389
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                 $ 674,945,331
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                            Year ended  August 31
                                                                                      --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                               $   415,520,942    $   375,740,489
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and
foreign currency transactions                                                           104,981,756        120,176,497
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
investments and assets and liabilities in foreign currencies                            154,442,633        (85,579,716)
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    674,945,331        410,337,270
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
  From net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                            (292,861,056)      (290,741,190)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                            (101,661,231)       (81,061,592)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                              (2,044,553)          (715,452)
----------------------------------------------------------------------------------------------------------------------
In excess of net investment income
----------------------------------------------------------------------------------------------------------------------
    Class A                                                                                      --         (4,675,029)
----------------------------------------------------------------------------------------------------------------------
    Class B                                                                                      --         (1,303,446)
----------------------------------------------------------------------------------------------------------------------
    Class M                                                                                      --            (11,504)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)                               (594,936)       439,711,567
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            277,783,555        471,540,624

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     4,232,918,588      3,761,377,964
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income of $18,811,892 and $5,989,979, respectively)                                 $ 4,510,702,143    $ 4,232,918,588
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------

Per-share
operating performance                                                        Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.11           $12.01           $12.06           $13.01           $12.76
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.20             1.16 (c)         1.22             1.27             1.46
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .72              .11             (.01)            (.93)             .28
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.92             1.27             1.21              .34             1.74
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.14)           (1.15)           (1.22)           (1.29)           (1.45)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.02)              --               --             (.04)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.14)           (1.17)           (1.26)           (1.29)           (1.49)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.89           $12.11           $12.01           $12.06           $13.01
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           16.60            11.08            10.76             2.46            14.50
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $3,259,440       $3,115,546       $2,997,467       $2,885,748       $3,189,948
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                             .96              .96              .95              .94              .92
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            9.54             9.57            10.27             9.82            11.27
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             130.77           184.86            81.70            55.00            50.90
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts.  (Note 2)
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       March 1, 1993+
operating performance                                                 Year ended August 31                       to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $12.07           $11.97           $12.03           $12.99           $12.84
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                1.10             1.07 (c)         1.09             1.18              .62
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                            .72              .11              .02             (.94)             .23
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                1.82             1.18             1.11              .24              .85
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                   (1.05)           (1.06)           (1.13)           (1.20)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                 --               --             (.04)              --               --
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                      --             (.02)              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.05)           (1.08)           (1.17)           (1.20)            (.70)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $12.84           $12.07           $11.97           $12.03           $12.99
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           15.71            10.28             9.88             1.66             6.80 (d)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,226,880       $1,100,757         $762,947         $535,002         $238,647
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.71             1.71             1.70             1.69              .85 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            8.79             8.84             9.52             9.06             4.92 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                             130.77           184.86            81.70            55.00            50.90
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts.  (Note 2)
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.





Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 3, 1995+
operating performance                                                                  Year ended August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $12.10           $12.00           $11.92
------------------------------------------------------------------------------------------------------------------------------------
Investment activities
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  1.16             1.14 (c)          .21 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                              .73              .11              .07
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                  1.89             1.25              .28
------------------------------------------------------------------------------------------------------------------------------------
Less distributions
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                     (1.11)           (1.13)            (.19)
------------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                                   --               --             (.01)
------------------------------------------------------------------------------------------------------------------------------------
In excess of net
investment income                                                                        --             (.02)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (1.11)           (1.15)            (.20)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $12.88           $12.10           $12.00
------------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             16.33            10.88             2.38 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $24,382          $16,616             $964
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                                                              1.21             1.19              .20 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              9.29             9.45             1.65 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                               130.77           184.86            81.70
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.
  * Not annualized.
(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts.  (Note 2)
(c) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.




Notes to financial statements
August 31, 1997

Note 1
Significant accounting policies

Putnam High Yield Trust ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income by investing primarily in high-yielding, lower-rated fixed-income securities constituting a portfolio that Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, wholly-owned subsidiary of Putnam Investments, Inc. believes does not involve undue risk to income or principal.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue discounts, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the security. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At August 31, 1997, the fund had a capital loss carryover of approximately $425,873,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

 Loss Carryover            Expiration
-------------------------------------------

262,906,000            August 31, 1999
110,229,000            August 31, 2000
52,738,000             August 31, 2003

H) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sales transactions, currency gains and losses on foreign bonds, interest on payment-in-kind securities and defaulted bond interest. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1997, the fund reclassified $5,847,769 to increase undistributed net investment income and $7,470,028 to increase paid-in-capital, with an increase to accumulated net realized loss on investments and foreign currency transactions of $13,317,797. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, .50% of the next $5 billion, .47% of the next $5 billion, .455% of the next $5 billion, and .43% thereafter. Prior to December 20, 1996, any amount over $1.5 billion was based on .50%.

As part of the custodian contract between the subcustodian bank and Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc., the subcustodian bank has a lien on the securities of the fund to the extent permitted by the funds investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At August 31, 1997, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by PFTC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1997, fund expenses were reduced by $1,513,097 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $4,140 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended August 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $614,572 and $12,586 from the sale of class A and class M shares, respectively and $2,614,780 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $32,022 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $5,668,229,539 and $5,673,925,820, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Year ended
                                         August 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      41,083,036    $ 511,651,526
------------------------------------------------------------
Shares
reinvested                       11,857,051      147,992,055
------------------------------------------------------------
                                 52,940,087      659,643,581

Shares
repurchased                     (57,452,226)    (718,420,012)
------------------------------------------------------------
Net decrease                     (4,512,139)   $ (58,776,431)
------------------------------------------------------------

                                           Year ended
                                        August 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      55,402,991    $ 671,648,164
------------------------------------------------------------
Shares
reinvested                       12,135,654      146,443,562
------------------------------------------------------------
                                 67,538,645      818,091,726

Shares
repurchased                     (59,864,900)    (726,015,454)
------------------------------------------------------------
Net increase                      7,673,745    $  92,076,272
------------------------------------------------------------

                                           Year ended
                                         August 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      36,792,022    $ 456,322,400
------------------------------------------------------------
Shares
reinvested                        3,842,481       47,809,690
------------------------------------------------------------
                                 40,634,503      504,132,090

Shares
repurchased                     (36,335,915)    (452,370,778)
------------------------------------------------------------
Net increase                      4,298,588    $  51,761,312
------------------------------------------------------------

                                           Year ended
                                         August 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                      48,434,672    $ 585,570,532
------------------------------------------------------------
Shares
reinvested                        3,197,705       38,477,510
------------------------------------------------------------
                                 51,632,377      624,048,042

Shares
repurchased                     (24,145,722)    (292,065,361)
------------------------------------------------------------
Net increase                     27,486,655    $ 331,982,681
------------------------------------------------------------

                                           Year ended
                                         August 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,197,720    $  14,859,955
------------------------------------------------------------
Shares
reinvested                          109,633        1,368,263
------------------------------------------------------------
                                  1,307,353       16,228,218

Shares
repurchased                        (787,953)      (9,808,035)
------------------------------------------------------------
Net increase                        519,400    $   6,420,183
------------------------------------------------------------

                                           Year ended
                                         August 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                       1,621,893    $  19,640,619
------------------------------------------------------------
Shares
reinvested                           41,213          496,981
------------------------------------------------------------
                                  1,663,106       20,137,600

Shares
repurchased                        (370,530)      (4,484,986)
------------------------------------------------------------
Net increase                      1,292,576    $  15,652,614
------------------------------------------------------------




Note 5
Transactions with Affiliated Issuers

Transactions during the year with companies in which the fund owns at least 5% of the voting securities were as follows:

                   Purchase         Sales        Dividend          Market
Affiliates             cost          cost          Income           Value
-----------------------------------------------------------------------------
Name of affiliate
-----------------------------------------------------------------------------
Grand Union Co.         $--     $ 5,444,840         $--         $ 2,969,569

PSF Holdings LLC         --              --          --          31,421,262
-----------------------------------------------------------------------------
  Totals                $--     $ 5,444,840         $--         $34,390,831




Federal tax information
(Unaudited)

The fund has designated 4.66% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

* Formerly Overseas Growth Fund

+ Closed to new investors. Some exceptions may apply. Contact Putnam for details.

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Edward H. D'Alelio
Vice President

Jennifer E. Leichter
Vice President and Fund Manager

Rosemary H. Thomsen
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.



[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------


AN034 36573-014/324/2AC     10/97